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                                 FORM 8-K

                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934




                       Date of Report: MAY 28, 1999




                              MANATRON, INC.
          (Exact Name of Registrant as Specified in Its Charter)



             MICHIGAN             0-15264               38-1983228
 (State or Other Jurisdiction   (Commission            (IRS Employer
        of Incorporation)       File Number)       Identification Number)



             2970 SOUTH 9TH STREET
              KALAMAZOO, MICHIGAN                       49009
   (Address of Principal Executive Offices)
                 (Zip Code)



                              (616) 375-5300
            Registrant's telephone number, including area code





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Item 5.   OTHER EVENTS

          On May 28, 1999, Manatron, Inc. entered into an Agreement and Plan of Merger providing for the merger of ProVal Corporation, an Ohio corporation, into a newly created subsidiary of Manatron. The closing of the merger occurred on the same date as the execution of the Agreement and Plan of Merger. In connection with the merger, J. Wayne Moore, the owner of all of the outstanding shares of capital stock of ProVal Corporation, received 300,000 shares of Manatron Common Stock and $1,500,000 in cash. A copy of the Agreement and Plan of Merger, as amended, is attached to this Form 8-K as Exhibit 2. On June 1, 1999, Manatron, Inc. issued the press release attached as Exhibit 99 to this Form 8-K.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
          EXHIBITS.

     (c) Exhibits. The following documents are filed as exhibits to this report on Form 8-K:

           2   Agreement and Plan of Merger dated May 28, 1999, as amended.

          99   Press Release dated June 1, 1999.



























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                                 SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MANATRON, INC.
                                   (Registrant)


Dated: June 15, 1999               By /s/Paul R. Sylvester
                                      Paul R. Sylvester
                                      Chief Executive Officer and President



































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                               EXHIBIT INDEX


EXHIBIT                            DOCUMENT

  2            Agreement and Plan of Merger dated May 28, 1999, as amended.

 99            Press Release dated June 1, 1999.